UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006 (January 31, 2006)

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue , New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (212) 287-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Warnaco Group, Inc. (the "Registrant") is filing this first amendment on Form 8-K/A (this "First Amendment") to its Form 8-K filed on February 3, 2006 in connection with the execution of amendments to the Credit Agreement, the Guaranty and the Pledge and Security Agreement (as each term is defined below) and the execution of the Intercreditor Agreement (as defined below).

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2006, Warnaco Inc., a direct wholly-owned subsidiary of the Registrant ("Warnaco"), the Registrant, the lenders and issuers thereunder, Citicorp North America, Inc. ("Citi"), as revolving facility agent, term facility agent and collateral agent, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, NA, The CIT Group/Commercial Services, Inc. and Wachovia Capital Finance Corporation (Central) f/k/a Congress Financial Corporation (Central), in each case, as co-documentation agents, entered into an amended and restated credit agreement (the credit agreement, as amended and restated on January 31, 2006, the "Credit Agreement"). The Credit Agreement was entered into in connection with the consummation of the acquisition (the "Acquisition") by WF Overseas Fashion C.V., an indirect wholly-owned subsidiary of the Registrant, of 100% of the shares of the companies that operate the licenses and related wholesale and retail businesses of Calvin Klein® jeans and accessories in Europe and Asia and the CK Calvin Klein "bridge" line of sportswear and accessories in Europe, from Fingen Apparel N.V., a limited liability company organized and existing under the laws of the Netherlands, Fingen S.p.A., a joint stock company organized and existing under the laws of Italy, Euro Cormar S.p.A., a joint stock company organized and existing under the laws of Italy, and Calvin Klein, Inc., a New York corporation.

The Credit Agreement amended and restated the then-existing credit agreement to, among other things, add a $180 million term loan facility (the "Term Loan Facility") which was used to finance a portion of the Acquisition. Generally, the loans under the Term Loan Facility bear interest, at Warnaco's option, at either Citi's base rate plus 0.50% or at LIBOR plus 1.50%, in each case, on a per annum basis. The Term Loan Facility matures on January 31, 2013 and must be repaid at the rate of $450,000 per quarter from June 30, 2006 through March 31, 2012 and $42,300,000 on each of June 30, 2012, September 30, 2012, December 31, 2012 and January 31, 2013. Partial repayment of the loans under the Term Loan Facility may be required upon the occurrence of certain events specified in the Credit Agreement, including certain types of asset sales, insurance recoveries and issuances of debt by the Registrant or any of its subsidiaries. In addition, the loans under the Term Loan Facility are required to be repaid by Warnaco with 25% of Excess Cash Flow (as defined in the Credit Agreement), subject to certain conditions.

In addition to the amendments relating to the Term Loan Facility, under the Credit Agreement, certain covenants were modified, including financial covenants and covenants relating to indebtedness, acquisitions, asset sales and investments. Further, certain terms and conditions under which an Event of Default (as defined in the Credit Agreement) may be declared were amended. The loans under the Credit Agreement are subject to customary types of Events of Default, including in the event of Warnaco's failure to pay principal and interest when due, failure to comply with the covenants under the Credit Agreement, the occurrence of certain bankruptcy or insolvency events, a Change of Control (as defined in the Credit Agreement) or defaults under certain indebtedness of the Registrant or its subsidiaries. Upon the occurrence of an Event of Default, the lenders under the Credit Agreement may terminate commitments under the revolving credit facility (the "Revolving Credit Facility"), accelerate the loans under both the Term Loan Facility and the Revolving Credit Facility and exercise certain other secured creditors' rights. On January 31, 2006, Warnaco elected to increase the commitments under the Revolving Credit Facility from $175 million to $225 million.

In connection with the execution of the Credit Agreement, on January 31, 2006, a guaranty of the Registrant and its domestic subsidiaries (other than Warnaco) in favor of the lenders under the Credit Agreement was amended and restated (the guaranty by and among the Registrant, each of its domestic subsidiaries (other than Warnaco) and Citi (in its capacity as collateral agent) as amended and restated on January 31, 2006, the "Guaranty") to, among other things, add the loans under the Term Loan Facility to the obligations of Warnaco under the Credit Agreement which are guaranteed.

Further, a pledge and security agreement by and among the Registrant, its domestic subsidiaries (the Registrant and its domestic subsidiaries, collectively, the "Warnaco Companies") and Citi, in its capacity as collateral agent, was amended and restated (the pledge and security agreement, as amended and restated on January 31, 2006, the "Pledge and Security Agreement") to, among other things, establish different lien priorities in the collateral of the Warnaco Companies for the lenders under the Term Loan Facility and the Revolving Credit Facility. Finally, on January 31, 2006, Citi, in its capacities as revolving facility agent, term facility agent and collateral agent, and the Warnaco Companies entered into an intercreditor and collateral agency agreement (the "Intercreditor Agreement") which, among other things, further set forth the agreement of the parties as to the lien priorities regarding the collateral and the rights and remedies of the lenders under the Term Loan Facility and the Revolving Credit Facility.

A copy of each of the Credit Agreement, the Guaranty, the Pledge and Security Agreement and the Intercreditor Agreement (collectively, the "Designated Agreements") is attached to this First Amendment as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and each Designated Agreement is incorporated herein by reference. The description of each Designated Agreement herein is qualified in its entirety by reference to such Designated Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See discussion relating to the Credit Agreement in Item 1.01 of this First Amendment.

* * *

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Credit Agreement, dated as of January 31, 2006, by and among Warnaco Inc., The Warnaco Group, Inc., the Lenders (as defined therein), the Issuers (as defined therein), Citicorp North America, Inc., as revolving facility agent, term facility agent and collateral agent, JPMorgan Chase Bank, N.A., as Inc. and Wachovia Capital Finance Corporation (Central) f/k/a Congress Financial Corporation (Central), in each case, as co-documentation agents

Exhibit 10.2	Amended and Restated Guaranty, dated as of January 31, 2006, by and among The Warnaco Group, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp North America, Inc., as collateral agent

Exhibit 10.3	Amended and Restated Pledge and Security Agreement, dated as of January 31, 2006, by and among Warnaco Inc., the other Grantors (as defined therein) and Citicorp North America, Inc., as collateral agent

Exhibit 10.4	Intercreditor and Collateral Agency Agreement, dated as of January 31, 2006, by and among Citicorp North America, Inc., as revolving facility agent, term facility agent and collateral agent, The Warnaco Group, Inc., Warnaco Inc. and each other Loan Party (as defined therein)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: February 15, 2006	By:	/s/ Jay A. Galluzzo
Name: Jay A. Galluzzo Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Amended and Restated Credit Agreement, dated as of January 31, 2006, by and among Warnaco Inc., The Warnaco Group, Inc., the Lenders (as defined therein), the Issuers (as defined therein), Citicorp North America, Inc., as revolving facility agent, term facility agent and collateral agent, JPMorgan Chase Bank, N.A., as Inc. and Wachovia Capital Finance Corporation (Central) f/k/a Congress Financial Corporation (Central), in each case, as co-documentation agents

Exhibit 10.2	Amended and Restated Guaranty, dated as of January 31, 2006, by and among The Warnaco Group, Inc., the Subsidiary Guarantors (as defined therein) and Citicorp North America, Inc., as collateral agent

Exhibit 10.3	Amended and Restated Pledge and Security Agreement, dated as of January 31, 2006, by and among Warnaco Inc., the other Grantors (as defined therein) and Citicorp North America, Inc., as collateral agent

Exhibit 10.4	Intercreditor and Collateral Agency Agreement, dated as of January 31, 2006, by and among Citicorp North America, Inc., as revolving facility agent, term facility agent and collateral agent, The Warnaco Group, Inc., Warnaco Inc. and each other Loan Party (as defined therein)